EXHIBIT 10.23
                                      CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR
                           PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 24B-2 UNDER
                                THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                  EXOGEN, INC.



                         COMMON STOCK PURCHASE AGREEMENT



                                 August 10, 1998

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----

1.       Purchase and Sale of Stock..........................................1
         1.1.     Sale and Issuance of Common Stock..........................1
         1.2.     Closing....................................................1
         1.3.     Actions at the Closing.....................................1

2.       Representations and Warranties of the Company.......................2
         2.1.     Organization and Good Standing; Power and Authority;
                  Qualifications.............................................2
         2.2.     Authorization..............................................2
         2.3.     Capitalization.............................................3
         2.4.     Valid Issuance of Common Stock.............................3
         2.5.     Consents...................................................3
         2.6.     Litigation.................................................3
         2.7.     Compliance with Other Instruments..........................4
         2.8.     Financial Statements.......................................4
         2.9.     SEC Filings................................................4
         2.10.    Other Information..........................................5
         2.11.    Intellectual Property Rights...............................5
         2.12.    Title to Assets and Properties; Insurance..................6
         2.13.    Compliance with Laws; Permits..............................6
         2.14.    Offering Exemption.........................................7
         2.15.    Taxes......................................................7

3.       Representations and Warranties of S&N...............................7
         3.1.     Authorization..............................................7
         3.2.     Purchase Entirely for Own Account..........................7
         3.3.     Disclosure of Information..................................8
         3.4.     Investment Experience......................................8
         3.5.     Accredited Investor........................................8
         3.6.     Restricted Securities......................................8

4.       Use of Proceeds.....................................................8

5.       Transfer Taxes......................................................8

6.       Expenses............................................................9

7.       Miscellaneous.......................................................9
         7.1.     Survival of Warranties.....................................9
         7.2.     Successors and Assigns.....................................9
         7.3.     Governing Law..............................................9
         7.4.     Counterparts...............................................9
         7.5.     Titles and Subtitles.......................................9
         7.6.     Notices....................................................9

         7.7.     Finder's Fee..............................................10
         7.8.     Attorneys' Fees...........................................10
         7.9.     Amendments and Waivers....................................10
         7.10.    Severability..............................................10
         7.11.    Entire Agreement..........................................10
         7.12.    Press Releases and Announcements..........................10

                                    SCHEDULES


Schedule 1.3(b)

Schedule 2.3

Schedule 2.5

Schedule 2.6

Schedule  2.11

Schedule  2.13

                                     ANNEXES

ANNEX A                    -        Registration Rights Agreement

ANNEX B                    -        Secretary's Certificate

ANNEX C                    -        Opinion of Brobeck, Phleger & Harrison LLP

                         COMMON STOCK PURCHASE AGREEMENT


                  THIS STOCK PURCHASE AGREEMENT is made as of the 10th day of August, 1998, by and between Exogen, Inc., a Delaware corporation (the "Company"), and Smith & Nephew Holdings, Inc., a Delaware corporation ("S&N").


                  THE PARTIES HEREBY AGREE AS FOLLOWS:


                  1. Purchase and Sale of Stock.

                  1.1. Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, S&N agrees to purchase at the Closing and the Company agrees to sell and issue to S&N at the Closing, 820,000 shares of the Company's common stock, $.0001 par value per share ("Common Stock"), at a purchase price per share of $5.00 (such transaction referred to as the "Purchase" and the aggregate purchase price of $4,100,000 referred to as the "Purchase Price").

                  1.2. Closing. The purchase and sale of the Common Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th floor, New York, New York 10019 at 10:00 a.m. New York Time, on the date hereof, or at such time and place upon which the Company and S&N shall agree (the "Closing"). To the extent possible, at the Closing, the Company shall deliver to S&N a certificate or certificates representing the Common Stock which S&N is purchasing, registered in the name of S&N or its nominee, against payment of the Purchase Price by wire transfer to the Company's bank account (designated at least one business day prior to the Closing) in the amount of the Purchase Price. If the Company is not able to deliver the certificate representing the Common Stock at Closing, then the Company shall deliver such certificate(s) to S&N no later than five (5) business days following the Closing.

                  1.3. Actions at the Closing. Simultaneously with, or prior to, the execution and delivery of this Agreement, the following actions shall occur:

                      (a) The Registration Rights Agreement (the "Registration Rights Agreement"), by and between the Company and S&N, substantially in the form of Annex A hereto, and all other schedules, certificates and other documents being delivered pursuant to or in connection with this Agreement by any party hereto at or prior to the Closing shall be duly executed and delivered by the parties thereto.

                      (b) The Company shall deliver to S&N certificates of good standing from the jurisdictions set forth on Schedule 1.3(b) under its name dated as of a date no earlier than five days prior to the Closing.

                      (c) The Common Stock to be issued shall have been approved for listing on The NASDAQ Stock Market, subject to official notice of issuance.

                      (d) The Company shall deliver to S&N a certificate executed by the secretary of the Company, substantially in the form of Annex B hereto, certifying (i) a copy of its organizational documents (including the Certificate of Incorporation and bylaws of the Company), (ii) resolutions authorizing the transaction and (iii) incumbency matters.

                      (e) S&N shall receive from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion addressed to S&N, dated as of the Closing, satisfactory in form and substance to S&N, which shall include the opinions set forth in Annex C hereto.

                  2. Representations and Warranties of the Company. The Company hereby represents and warrants to the S&N and Smith & Nephew, Inc. that:

                  2.1. Organization and Good Standing; Power and Authority; Qualifications. Each of the Company and its subsidiary, Exogen (Europe) GmbH, a German corporation (the "Subsidiary") is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company has all requisite power and authority to enter into and carry out the transactions contemplated by this Agreement and the other documents being delivered pursuant to or in connection with this Agreement to which it is a party. Each of the Company and its Subsidiary is qualified to transact business as a foreign corporation in, and is in good standing under the laws of, those jurisdictions that constitute all of the jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such qualification necessary and where failure to so qualify would individually or in the aggregate have a material adverse effect on the properties, business, prospects, operations, earnings, assets, liabilities or the condition (financial or otherwise) of the Company and its Subsidiary taken as a whole, whether or not in the ordinary course of business (a "Material Adverse Effect"). All of the outstanding shares of capital stock of each class (other than director qualifying shares) of the Subsidiary have been validly issued and fully paid and nonassessable, and are owned beneficially and of record, by the Company, free and clear of Encumbrances.

                  2.2. Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the other documents being delivered by the Company pursuant to or in connection with this Agreement , the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder has been taken, and this Agreement and the other documents delivered by this Company pursuant to or in connection with this Agreement constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

                  2.3. Capitalization. The authorized capitalization of the Company immediately following the Purchase will consist of: (a) 3,000,000 shares of preferred stock of the Company (the "Preferred Stock"), par value $.0001 per share, of which no shares are issued and outstanding; and (b) 27,000,000 shares of Common Stock, par value $.0001 per share ("Common Stock"), of which 11,882,718 shares are issued and outstanding as of August 6, 1998, and all such outstanding shares are validly issued, fully paid and nonassessable. No class of capital stock ("Capital Stock") of the Company is entitled to preemptive rights. As of August 6, 1998, there are no outstanding options, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of Capital Stock of the Company, or contracts by which the Company or its Subsidiary is or may become bound to issue additional shares of its Capital Stock or options, warrants or other rights to purchase or acquire any shares of its Capital Stock, except as follows: (i) 1,350,000 shares of Common Stock have been reserved for issuance pursuant to the Company's 1995 Stock Option/Stock Issuance Plan (of which options to purchase 1,025,560 shares of Common Stock have been granted and are outstanding), (ii) 350,000 shares of Common Stock have been reserved for issuance pursuant to the Company's Employee Stock Purchase Plan (of which 164,811 shares of Common Stock have been purchased and are included in total shares of Common Stock outstanding), and (iii) as set forth on Schedule 2.3 hereto, shares of Common Stock reserved for issuance pursuant to a certain warrant to purchase Common Stock of the Company and certain warrant obligations. The Company has not declared or paid any dividend or made any other distribution of cash, stock or other property to its stockholders.

                  2.4. Valid Issuance of Common Stock. The Common Stock which is being purchased by S&N hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, free and clear of any Encumbrances, other than Encumbrances, if any, arising as a result of actions taken by S&N, and not subject to preemptive or similar rights of stockholders of the Company or others.

                  2.5. Consents. Except as disclosed on Schedule 2.5 hereto and for any post-Closing notifications or filings as may be required under applicable federal or state securities laws, if any, which shall be made on a timely basis, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any person (governmental or private) on the part of the Company or its Subsidiary is required in connection with the consummation of the transactions contemplated by this Agreement and the other documents delivered by the Company pursuant to or in connection with this Agreement.

                  2.6. Litigation. Except as set forth in the SEC Documents (as defined below), there is no civil, criminal or administrative action, suit, claim, notice, hearing, inquiry, proceeding or investigation at law or in equity by or before any court, arbitrator or similar panel, governmental instrumentality or other agency now pending or, to the best knowledge of the Company, threatened against the Company or its Subsidiary or any of their respective directors or executive officers in their capacities as directors and executive officers of the Company or the assets (including the Intellectual Property) of the Company or its Subsidiary (a "Litigation"). Neither the Company nor its Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or its Subsidiary currently pending or which either of the Company or its Subsidiary intends to initiate.

                  2.7. Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Second Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws. Neither the Company nor its Subsidiary is in violation or default of any provisions of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or to the best knowledge of the Company, of any provision of domestic (federal, state or local) or foreign law, statute, rule or regulation applicable to the Company or the Subsidiary except where such violation or default would not, individually or in the aggregate, have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the other documents delivered by the Company pursuant to or in connection with this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not (x) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such agreement, instrument, judgment, order, writ, decree or contract referred to in the previous sentence (including any registration rights agreements), or (y) result in the creation of any lien, charge or Encumbrance upon any assets of the Company or its Subsidiary or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company or its Subsidiary, their business or operations or any of their assets or properties.

                  2.8. Financial Statements. The financial statements (including any related schedule and/or notes) included in the SEC Documents (the "Financial Statements") are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements fairly present the consolidated financial condition, operating results, changes in shareholders' equity and cash flows of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the SEC Documents, the Company has no liabilities or obligations, contingent or otherwise, except (i) liabilities and obligations in the respective amounts reflected or reserved against in the Company's balance sheet (the "Balance Sheet") as of March 31, 1998 included in the SEC Documents or (ii) liabilities and obligations (matured or unmatured, fixed or contingent) incurred since March 31, 1998 in the ordinary course of business consistent (in amount and kind) with past practice (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit) which individually or in the aggregate do not have a Material Adverse Effect. Since March 31, 1998, the Company and its Subsidiary have operated their business only in the ordinary course and there has not been individually or in the aggregate any change that would have a Material Adverse Effect (a "Material Adverse Change") other than changes disclosed in the SEC Documents. Except as set forth in the SEC Documents, the Company has never had, nor does it presently have, any subsidiaries, nor has it owned, nor does it presently own, whether directly or indirectly owned, any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity.

                  2.9. SEC Filings. The Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and after July 20, 1995 (the "SEC Documents"), and the

Company has delivered to the Investor copies of all SEC Documents so filed from and after October 1, 1997. Each SEC Document was in compliance in all materials respects with the requirements of its respective report form and, as of its filing date, no such SEC Document filed by the Company with the Securities and Exchange Commission ("SEC") contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  2.10. Other Information. The Company has delivered to S&N copies of all press releases, reports to stockholders and other documents released to the public since October 1, 1997.

                  2.11.  Intellectual  Property  Rights.  Except as disclosed on
Schedule 2.11(a) hereto, to the Company's knowledge the Company or its Subsidiary owns or has the right to use all of the Intellectual Property (as defined below) necessary, required or desirable for the conduct of its business as presently or as presently proposed to be conducted, except where the absence of any thereof would not individually or in the aggregate have a Material Adverse Effect.

                      (a) Except as disclosed on Schedule 2.11(b), neither the Company nor its Subsidiary has interfered with, infringed upon or misappropriated any Intellectual Property rights of third parties, except for interferences, infringements and misappropriations which would not individually or in the aggregate have a Material Adverse Effect, and neither the Company nor its Subsidiary has received any claim, demand or notice alleging any such interference, infringement or misappropriation (including any claim that it must license or refrain from using any Intellectual Property rights of any third party). To the best knowledge of the Company, no third party has interfered with, infringed upon or misappropriated any Intellectual Property rights of the Company or its Subsidiary, except for interferences, infringements and misappropriations which would not individually or in the aggregate have a Material Adverse Effect.

                  As used in this Agreement, "Intellectual Property" means all intellectual property owned, leased, licensed or used by the Company or its Subsidiary, including without limitation, (i) all world wide inventions and discoveries (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (ii) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations, renewals and derivatives in connection therewith, (iii) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (iv) all mask works and all applications, registrations and renewals in connection therewith, (v) all know-how, trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, addresses, phone numbers, pricing and cost information, and business and marketing plans and proposals), (vi) all other proprietary rights of any type or description (regardless of whether the same have been formally registered), (vii) all copies and tangible embodiments thereof (in whatever form or medium) and (viii) all licenses and agreements in connection with the foregoing.

                  2.12. Title to Assets and Properties; Insurance.

                      (a) Each of the Company and its Subsidiary has good and marketable title, or a valid leasehold interest in or contractual right to use, all of its assets and properties, free and clear of any mortgages, judgments, claims, liens, security interests, pledges, escrows, charges or other encumbrances of any kind or character whatsoever ("Encumbrances"), except in each case for such defects in title and such other liens and Encumbrances which do not individually or in the aggregate materially detract from the value to the Company or its Subsidiary of the properties and assets of the Company and its Subsidiary taken as a whole.

                      (b) The Company and its Subsidiary maintain insurance in such amounts (to the extent available in the public market), including self-insurance, retainage and deductible arrangements, and of such a character as is reasonable for companies engaged in the same or similar business.


                  2.13.Compliance with Laws; Permits.

                      (a) Except as provided in Schedule 2.13, the Company and its Subsidiary are in compliance, and the business of the Company and its Subsidiary have been conducted in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to them, their business and the ownership of their assets including, but not limited to, Environmental Laws (as defined below) except where the failure to comply would not individually or in the aggregate have a Material Adverse Effect. The Company and its Subsidiary have all federal, state, local and foreign governmental licenses, permits, qualifications and authorizations ("Permits") necessary in the conduct of the business as currently conducted. All such Permits are in full force and effect, and no violations have been recorded in respect of any such Permits; no proceeding is pending or, to the best knowledge of the Company, threatened to revoke or limit any such Permit; and no such Permit will be suspended, canceled or adversely modified as a result of the execution and delivery of this Agreement or the other documents delivered by the Company pursuant to or in connection with this Agreement and the consummation of the transactions contemplated hereby or thereby, except in any of the foregoing cases where failure to have such Permit would not individually or in the aggregate have a Material Adverse Effect.

                      (b) For purposes of this Agreement, "Environmental Laws" means, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601, et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss. 11001, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901, et seq.; the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601, et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. ss.ss. 136, et seq.; the Clean Air Act, 42 U.S.C. ss.ss. 7401, et seq.; the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C.

ss.ss. 1251, et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f, et seq.; the Occupational Safety and Health Act, 29 U.S.C. ss.ss. 641, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1801, et seq.; as any of the above statutes have been or may be amended from time to time, all rules and regulations promulgated pursuant to any of the above statutes, and any other foreign, federal, state or local law, statute, ordinance, rule or regulation governing environmental matters, as the same have been or may be amended from time to time, including any common law cause of action providing any right or remedy with respect to environmental matters, and all applicable judicial and administrative decisions, orders, and decrees relating to environmental matters.

                  2.14. Offering Exemption. Assuming the accuracy of the representations and warranties contained in Section 3 hereof, the offer and sale of the Common Stock and the issuance and delivery of the Common Stock to S&N are each exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") and under applicable state securities and "blue sky" laws, as currently in effect and are otherwise in compliance with applicable federal and state securities laws.

                  2.15. Taxes. The Company and its Subsidiary have filed or caused to be filed all income tax returns which are required to be filed and have paid or caused to be paid all Taxes (as defined below) that have become due, except Taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. "Taxes," for purposes of this Agreement, means any taxes, assessments, duties, fees, levies, imposts, deductions, withholdings, including, without limitation, income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes, or other governmental charges of any nature whatsoever imposed by any government or taxing authority of any country or political subdivision of any country and any liabilities with respect thereto, including any penalties, additions to tax, fines or interest thereon, and includes any liability of the Company and its Subsidiary arising under any tax sharing agreement to which it is or has been a party.

                  3.   Representations   and   Warranties  of  S&N.  S&N  hereby
represents and warrants that:

                  3.1. Authorization. This Agreement constitutes the valid and legally binding obligation of S&N, enforceable against S&N in accordance with its terms against S&N in accordance with their respective terms, (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

                  3.2. Purchase Entirely for Own Account. This Agreement is made with S&N in reliance upon S&N's representation to the Company, which by S&N's execution of this

Agreement S&N hereby confirms, that the Common Stock to be received by S&N will be acquired for investment for S&N's own account, not as a nominee or agent, for investment purposes only, and not with a view to the resale or distribution of any part thereof within the meaning of the Securities Act, and that S&N has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, S&N further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Common Stock. S&N represents that it will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the shares of Common Stock except in compliance with the Securities
Act), and the rules and regulations promulgated thereunder and applicable state securities laws. S&N represents that it has full power and authority to enter into this Agreement.

                  3.3. Disclosure of Information. S&N believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock. S&N further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of S&N to rely thereon.

                  3.4. Investment Experience. S&N is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of its investment in the Common Stock.

                  3.5. Accredited Investor. S&N is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

                  3.6. Restricted Securities. S&N understands that the shares of Common Stock it is purchasing are characterized as "restricted securities" ("Restricted Securities") under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act, except in certain limited circumstances. In this connection, S&N represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                  4. Use of Proceeds. The net proceeds received by the Company from the sale of the Common Stock as contemplated by this Agreement will be used by the Company for general working capital purposes.

                  5. Transfer Taxes. The Company agrees that it will pay, and will hold S&N harmless from, any and all liability with respect to any stamp or similar Taxes which may be determined to be payable in connection with the execution and delivery and performance of this Agreement, and that it will similarly pay and hold S&N harmless from all Taxes in respect of the issuance of the Common Stock to S&N.

                  6. Expenses. Each of the Company and S&N shall pay all the costs and expenses incurred by it or on its behalf in connection with this Agreement and the consummation of the transactions contemplated hereby.

                  In case any one or more of the covenants and/or agreements set forth in this Agreement or any agreement contemplated by this Agreement shall have been breached by any part hereto, S&N, with respect to a breach by Exogen may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in such agreement.

                  7. Miscellaneous.

                  7.1. Survival of Warranties. The warranties, representations and covenants of the Company and S&N contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of S&N or the Company.

                  7.2. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, permitted assigns, heirs and personal representatives of the parties (including transferees of any shares of Common Stock sold hereunder), except that the Company may not assign its rights and obligations under this Agreement to any person without the prior written consent of S&N, except in connection with a merger, consolidation or sale of all or substantially all of the assets of the Company. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  7.3. Governing Law. This Agreement shall be governed and construed under the laws of the State of Delaware without regard to the principles of conflicts or choice of law.

                  7.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.5. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  7.6. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

                  7.7. Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. S&N agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which S&N or any of its officers, employees, or representatives is responsible.

                  The Company agrees to indemnify and hold harmless S&N from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  7.8. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  7.9. Amendments and Waivers. No term of this Agreement may be amended, discharged or terminated and the observance of any term of this Agreement may not be waived (either generally or in a particular instance and either retroactively or prospectively), without the prior written consent of S&N. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

                  7.10.  Severability.   If  one  or  more  provisions  of  this
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  7.11. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties and no party shall be liable or bound to the other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                  7.12. Press Releases and Announcements. Each of the parties hereto agrees that it will not issue any press release or announcement relating to the subject matter of this Agreement without the prior written approval of the other party; provided, however, that any party may make any public disclosure it believes in good faith is required by law, stock exchange rules or regulation (in which case the disclosing party shall advise the other party, provide it with a copy of the proposed disclosure prior to making the disclosure, and use reasonable efforts to agree upon the text of such press release, before issuing any such press release).

                  IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.



                                    EXOGEN, INC.



                                    By:    /s/ Patrick A. McBrayer
                                           -------------------------------
                                           Name:       Patrick A. McBrayer
                                           Title:      President and
                                                       Chief Executive Officer
                                           Address:    10 Constitution Avenue
                                                       P.O. Box 6860
                                                       Piscataway, NJ 08855



                                    SMITH & NEPHEW HOLDINGS, INC.



                                    By:    /s/ P. David Southworth
                                           -------------------------------
                                           Name:       P. David Southworth
                                           Title:      President
                                           Address:    1450 Brooks Road
                                                       Memphis, TN  38116









               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

                             SCHEDULE OF EXCEPTIONS
                                       TO
                              COMMON STOCK PURCHASE
                           AGREEMENT (THE "AGREEMENT")
                                 BY AND BETWEEN
                           EXOGEN INC. (THE "COMPANY")
                                       AND
                      SMITH & NEPHEW HOLDINGS, INC. ("S&N")



                  CAPITALIZED TERMS USED HEREIN WHICH ARE NOT OTHERWISE DEFINED SHALL HAVE THE RESPECTIVE MEANINGS ASCRIBED TO SUCH TERMS IN THE AGREEMENT.

                  DISCLOSURE UNDER ANY SECTION SHALL CONSTITUTE DISCLOSURE UNDER
THE SCHEDULE OF EXCEPTIONS WITHOUT THE NEED FOR CROSS-REFERENCES. ALL DESCRIPTIONS OF AGREEMENTS OR OTHER MATTERS APPEARING HEREIN ARE SUMMARY IN NATURE AND ARE QUALIFIED BY REFERENCE TO THE COMPLETE DOCUMENTS, WHICH HAVE BEEN SUPPLIED TO S&N OR WHICH THE COMPANY WILL MAKE AVAILABLE TO S&N UPON REQUEST. IN NO EVENT SHALL ANY DISCLOSURE HEREUNDER BE DEEMED TO CONSTITUTE AN ACKNOWLEDGEMENT THAT SUCH DISCLOSURE IS MATERIAL TO THE BUSINESS OR FINANCIAL CONDITION OF THE COMPANY.

                  THE REPRESENTATIONS, WARRANTIES, COVENANTS AND OTHER OBLIGATIONS AND AGREEMENTS OF THE COMPANY IN THE AGREEMENT ARE MADE, GIVEN AND UNDERTAKEN SUBJECT TO THE DISCLOSURES IN THIS SCHEDULE OF EXCEPTIONS AND AS PROVIDED IN THIS AGREEMENT.

                                 SCHEDULE 1.3(b)


                  Delaware
                  New Jersey

                                  SCHEDULE 2.3



                  On September 8, 1997, the Company and [****], a Delaware corporation ("[****]"), entered into an advisory agreement pursuant to which, the Company issued to [****], for an aggregate purchase price of $20,000, a warrant to purchase up to 100,000 shares of the Company's Common Stock at an exercise price equal to $4.50 per share (the "Purchase Warrant"). The Purchase Warrant is exercisable until (i) September 8, 2002 or (ii) November 1, 1998 in the event that the Company does not, by July 31, 1998, consummate a strategic partnering transaction relating to the commercialization of certain of the Company's technologies (a "Strategic Partnering Transaction"). Further, if the Company consummates Strategic Partnering Transactions with companies introduced by [****] for three specific technologies, [****] will be entitled to a warrant to purchase 75,000 shares of the Company's Common Stock at an exercise price equal to $4.50 per share (the "Transaction Warrants") for each of the three transactions; provided, however, that for any Strategic Partnering Transaction consummated prior to July 31, 1998, [****] will be entitled to a warrant to purchase 125,000 shares of the Company's Common Stock instead of 100,000 shares. Such Transaction Warrants shall expire five (5) years from the date of issuance.


























---------------
         [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  SCHEDULE 2.5



                  There are no exceptions.

                                  SCHEDULE 2.6



                  Reference  is made to the  information  contained  in Part II,
Item 1 of the Company's Quarterly Report on Form 10-Q for the Quarter Ended March 31, 1998. The hearings on pending motions in both the litigation matters described have been adjourned, pending settlement negotiations which are in process. There can be no assurance that a settlement will be finalized, in which event the litigation would continue.

                                  SCHEDULE 2.11



                  See Schedule 8 to Master Agreement between Exogen, Inc. and Smith & Nephew, Inc. dated as of August 10, 1998.

                                  SCHEDULE 2.13



                  There are no exceptions.

                                                                         ANNEX A










                                  EXOGEN, INC.



                          REGISTRATION RIGHTS AGREEMENT



                                 August 10, 1998

                                TABLE OF CONTENTS

1.       Registration Rights.............................................1
           1.1.   Definitions............................................1
           1.2.   Shelf Registration.....................................2
           1.3.   Company Registration...................................4
           1.4.   Obligations of the Company.............................4
           1.5.   Furnish Information....................................7
           1.6.   Expenses of Registration...............................7
           1.7.   Expenses of Company Registration.......................8
           1.8.   Underwriting Requirements..............................8
           1.9.   Delay of Registration..................................9
           1.10.  Indemnification........................................9
           1.11.  Reports Under Securities Exchange Act of 1934.........12
           1.12.  Assignment of Registration Rights.....................12
           1.13.  Limitations on Subsequent Registration Rights.........13
           1.14.  "Market Stand-Off Agreement"..........................13
           1.15.  No Required Sale......................................14

2.       Miscellaneous..................................................14
           2.1.   Successors and Assigns................................14
           2.2.   Governing Law.........................................14
           2.3.   Counterparts..........................................14
           2.4.   Titles and Subtitles..................................14
           2.5.   Notices...............................................14
           2.6.   Expenses..............................................14
           2.7.   Amendments and Waivers................................14
           2.8.   Severability..........................................15
           2.9.   Nominees for Beneficial Owners........................15
           2.10.  Specific Performance..................................15
           2.11.  No Inconsistent Agreements............................15
           2.12.  Entire Agreement......................................16

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT is made as of the 10th day of August, 1998 by and between Exogen, Inc., a Delaware corporation (the "Company"), and Smith & Nephew Holdings, Inc., a Delaware corporation ("S&N").


                                    RECITALS


                  WHEREAS, the Company and S&N are parties to the Common Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement");


                  WHEREAS, in order to induce the Company to enter into the Stock Purchase Agreement and to induce S&N to invest funds in the Company pursuant to the Stock Purchase Agreement, S&N and the Company hereby agree that this Agreement shall govern the rights of S&N to cause the Company to register shares of Common Stock issuable to S&N and certain other matters as set forth herein;


                  NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

                  1. Registration Rights. The Company covenants and agrees as follows:

                  1.1. Definitions. For purposes of this Section 1:


                      (a) The term "Act" means the Securities Act of 1933, as amended.

                      (b) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                      (c) The term "Registrable Securities" means (1) the Common Stock issued pursuant to the Stock Purchase Agreement and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities which are sold, assigned, pledged, hypothecated or otherwise disposed of by S&N in a transaction in which S&N's rights under this Agreement are not assigned or assignable;

                      (d) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities; and

                      (e) The term "Holder" means S&N and any transferees and assignees permitted by Section 1.12.

                  1.2. Shelf Registration.

                      (a) The Company shall, subject to the limitations specified in this Agreement, use its best efforts (i) to file a shelf registration statement on Form S-3 or any other form available to the Company within ninety (90) days from the date hereof (the "Filing Date") covering the registration under the Act of all Registrable Securities then outstanding to be offered or sold on a delayed or continuous basis as provided by this Agreement, pursuant to Rule 415 of the Act (the "Shelf Registration Statement"); and (ii) to maintain the effectiveness of the Shelf Registration Statement for a period of two (2) years from the date of this Agreement (or such shorter period in accordance with Section 1.4(a)).

                      (b) If any offering pursuant to Section 1.2(a) hereof involves an underwritten offering, an underwriter will be selected by the Holders of two-thirds of the Registrable Securities then outstanding and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute Registrable Securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all Other Securities (as defined below) are first entirely excluded from the underwriting.

                      (c) Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the Chief Executive officer or President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental (a "Detrimental Condition") to the Company and its stockholders for a registration statement to be filed or to become or remain effective, as the case may be, and provided that the Detrimental Condition has not resulted from actions taken by the Company,
(i) the Company shall have the right to defer taking action with respect to the filing of the Shelf Registration Statement for a period of not more than ninety
(90) days after the Filing Date, (ii) in case a Shelf Registration Statement has been filed but has not become effective, the Company may cause such registration statement to be withdrawn or may postpone amending or supplementing such registration statement until such Detrimental Condition no longer exists, but in no event for more than ninety (90) days, or (iii) in case a Shelf Registration Statement has been filed and has become effective, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until such Detrimental Condition no longer exists, but in no event for more than ninety (90) days. The Company may not declare a Detrimental Condition, or take any of the actions specified in clauses (i), (ii) or (iii) of the preceding sentence (and can take only one such action specified in clauses(i), (ii) or (iii) per Detrimental Condition), more than once in any twelve-month period. The Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Detrimental Condition for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. The following events or circumstances may result in the filing of a registration statement being seriously detrimental to the Company and its shareholders: a pending material acquisition, merger or sale or purchase of assets, pending or threatened material litigation, pending or threatened material regulatory or governmental action, pending material change in the business, prospects, condition (financial or other) or properties of the Company. The foregoing list is for illustrative purposes only and is not meant to be exclusive.

                      (d) If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal pursuant to clauses (i), (ii) or (iii) of the prior paragraph, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to the immediately preceding paragraph, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under this Section 1.2 (whether pursuant to the immediately preceding paragraph, or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Detrimental Condition that caused such withdrawal or postponement no longer exists (but in no event later than ninety
(90) days after the date of the postponement or withdrawal), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 1.2 (unless the Holder shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement).

                      (e) The  registration  statement  filed  pursuant  to this
Section 1.2 may include other securities of the Company (i) which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, (ii) which are held by officers and directors of the Company, or (iii) which are being offered for the account of the Company (collectively, the securities referred to in clauses (i), (ii) and (iii) in this paragraph are hereinafter referred to as the "Other Securities").

                  1.3. Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock option, stock purchase or similar plan or a SEC Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.5, the Company shall, subject to the provisions of
Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. No registration effected pursuant to this Section 1.3 shall relieve the Company of its obligations to effect the required registration pursuant to Section 1.2. Any Holder shall have the right to withdraw his request for inclusion of its Registrable Securities in any registration statement pursuant to this Section
1.3 by giving written notice to the Company of its request to withdraw.

                  1.4.  Obligations  of the Company.  When  required  under this
Section 1 to effect the registration of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:


                      (a) Prepare and file with the Securities and Exchange Commission (the "SEC") a Shelf Registration Statement or, if applicable, any other form of registration statement, as the case may be, with respect to the Registrable Securities and use its best efforts to cause such registration statement to become effective within one hundred twenty (120) days after such registration statement was filed and to keep such Shelf Registration Statement effective for a period up to the second anniversary of the date hereof or until the distribution contemplated in the Shelf Registration Statement has been completed; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the Holders (the "Holders' Counsel") participating in the planned offering (selected by the Holders of two-thirds of the Registrable Securities then outstanding included in such registration), and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel.

                      (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                      (c) Furnish to the Holders whose Registrable Securities are covered by the Shelf Registration Statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                      (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders whose Registrable Securities are covered by the Shelf Registration Statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction.

                      (e) In the event the Registrable Securities are to be sold through an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holders proposing to distribute Registrable Securities through such underwritten public offering shall also enter into and perform their obligations under such an agreement.

                      (f) In the event the Registrable Securities are to be sold through an underwritten public offering, use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter, dated such date, from the independent certified public accountants of the Company addressed to the underwriters, stating that such accountants are independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder, and otherwise in form and in substance as is customarily given by independent certified public accountants to underwriters in connection with an underwritten public offering.

                      (g) Promptly notify (i) each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any: (A) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose,
(C) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable

Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, and (D) when a prospectus relating to the registration statement is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and (ii) Holders' Counsel and each managing underwriter of any request by the SEC for amendments or supplements to such registration statement or prospectus related thereto or for additional information. If the notification relates to an event described in clause (i)(D), the Company shall, in accordance with paragraph (b) of this Section 1.4, promptly prepare and furnish to each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

                      (h) Cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable
Securities  at least  three  business  days  prior  to any  sale of  Registrable
Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereto Comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                      (i) Cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the 1934 Act (as defined below) or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD").

                      (j) Provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

                      (k)  Deliver   promptly  to  Holders'   Counsel  and  each
underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by Holders' Counsel, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by Holders' Counsel or such underwriter, attorney, accountant or agent in connection with such registration statement.

                      (l) Use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement.

                      (m) Upon written request, furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one conformed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

                      (n) Take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

                  1.5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of the Holders whose Registrable Securities are covered by the Shelf Registration Statement that each of such Holders shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holders, Registrable Securities.

                  1.6. Expenses of Registration.


                      (a) "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Section 1, including, without limitation: (i) SEC, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration, the fees and disbursements of one counsel for the selling Holder(s) (selected by the Holders of two-thirds of the Registrable Securities then outstanding included in such registration), (viii) fees and disbursements of the Company's independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, (ix) any fees and expenses payable to a Qualified Independent Underwriter (as such term is defined in Conduct Rule 2720 of the NASD's By-Laws) and (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities.

                      (b) The Company shall pay all Expenses with respect to any registration pursuant to Section 1.2, whether or not such registration statement becomes effective or remains effective for the period contemplated by Section 1.2(a).

                      (c) Notwithstanding the foregoing, (i) the provisions of this Section 1.6 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (ii) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder, and (iii) the Company shall, in the case of all registrations under this Section 1, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

                  1.7. Expenses of Company Registration. The Company shall bear and pay all Expenses incurred in connection with any registration filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), but excluding underwriting discounts and commissions relating to Registrable Securities.

                      1.8. Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders, but in any event subject to the apportionment rights of certain selling stockholders under Section 1.8 of the Registration Rights Agreement, dated October 20, 1997, between the Company and certain stockholders of the Company). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, corporate partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

                  1.9. Delay of Registration. The Holders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                  1.10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                      (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder whose Registrable Securities are covered by the Registration Statement, its directors, officers, fiduciaries, employees and stockholders or general or limited partners (and the directors, officers, employees and stockholders thereof), any underwriter (as defined in the Act) for such Holders and each person, if any, who controls such Holders or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), each officer, director, employee, stockholder or partner of such underwriter, against any losses, claims, damages, or liabilities (joint or several) or actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent), to which they may become subject under the Act, the 1934 Act or any state securities law, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) ("Claims") or expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus, summary prospectus or final prospectus contained therein or any amendments or supplements thereto, together with documents incorporated by reference therein,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the

1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to such Holders, and each such underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action or proceeding; provided, however, that (A) the indemnity agreement contained in this Section 1.10 shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), (B) the Company shall not be liable in any case for any such Claim to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holders, or any such underwriter or controlling person. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by as on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                      (b) To the extent permitted by law, each Holder whose Registrable Securities are covered by the Shelf Registration Statement will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10, in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 1.10 shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided that, in no event shall any indemnity under this Section 1.10 exceed the net proceeds from the offering received by such Holder. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by as on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                      (c) Promptly after receipt by an  indemnified  party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, (i) if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; (ii) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 30 days after receiving notice from such indemnified party; or (iii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.10.

                      (d) If the  indemnification  provided  for in this Section
1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Claim or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties, relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. If, however, the allocation provided in the first sentence of this paragraph is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 1.10(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 1.10(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 1.10(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 1.10(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Claims of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Section 1.10(b).

                      (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                      (f) The  obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.


                  1.11. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:


                      (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

                      (b) take such action as is necessary to maintain the Holder's ability to utilize Form S-3 for the sale of their Registrable
Securities; (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.


                  1.12. Assignment of Registration Rights.

                      (a) The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignees of such securities who acquires at least two percent (2%) of the Registrable Securities (as adjusted for stock splits, combinations and the like), provided: (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.14 below; and (iii) such assignment shall be effective only if such transfer is exempt from registration under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holding of

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
transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

(b) Subject to clause (a) above, the right to have the Company register the Registrable Securities pursuant to this Section 1 may not otherwise be assigned; provided, however, that any heir or the estate of S&N which acquires the Registrable Securities from such Holder by will or intestate succession shall be entitled to have the Company register the Registrable Securities pursuant to this Section 1 (provided that such heirs or such estate shall have a single attorney-in-fact for the purpose of exercising any rights, receiving any notices or taking any action under this Section 1), and (ii) any individual Holder may sell, assign or transfer Registrable Securities to his or her spouse or children or to a trust established for the benefit of his or her spouse, children or himself or herself, and such transferee shall be entitled to have the Company register the Registrable Securities pursuant to this Section 1, if, and only if, such transferee agrees in writing to be bound by the terms of this Agreement. In each such event and for purposes of this Agreement, the term "Holder" as used herein shall include all such heirs, such estate or such transferees.

                  1.13. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of two-thirds of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of the Holders that is included.

                  1.14. "Market Stand-Off" Agreement. S&N hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to those who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration, and S&N agrees to enter into an agreement to such effect with such underwriter; provided, however, that (a) all officers and directors of the Company enter into similar agreements, and, (b) such market stand-off time period shall not exceed 120 days. If the underwriters agree to any waivers of such restrictions, then S&N shall be entitled to sell, transfer or dispose of the same number or amount of securities of the Company as the person or entity receiving such waiver, upon the same terms and conditions set forth in such waiver.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of S&N (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  1.15. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

                  2. Miscellaneous.

                  2.1. Successors and Assigns. Except as otherwise provided herein, and provided that the transfer or assignment is in accordance with the terms hereof, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including any permitted transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  2.2. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to principles of conflicts or choice of laws.

                  2.3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  2.4. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  2.5. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party in the Stock Purchase Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  2.6. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  2.7. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of two-thirds of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.7 shall be binding upon each Holder of any Registrable Securities then outstanding, each future Holder of all such Registrable Securities, and the Company.

                  2.8. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  2.9. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

                  2.10. Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  2.11. No Inconsistent Agreements. The Company represents and warrants to S&N that the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. Without the prior written consent of the holders of two-thirds of the Registrable Securities then outstanding, neither the Company nor any Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions in this Agreement are (insofar as they are applicable to the Holders), then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the Holders of Registrable Securities so that the Holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

                  2.12. Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.



                  IN  WITNESS   WHEREOF,   the  parties   have   executed   this
Registration Rights Agreement as of the date first above written.


                                  EXOGEN, INC.



                                  By:  /s/ Patrick A. McBrayer
                                       -----------------------
                                  Name:    Patrick A. McBrayer
                                  Title:   President and Chief Executive Officer
                                  Address: 10 Constitution Avenue
                                           P.O. Box 6860
                                           Piscataway, NJ 08855



                                  SMITH & NEPHEW HOLDINGS, INC.


                                  By: /s/ P. David Southworth
                                      -----------------------
                                  Name:   P. David Southworth
                                  Title:  President
                                  Address: 1450 Brooks Road
                                           Memphis, TN 38116





                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

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